EXHIBIT 24.1


                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John D. Johnson and John Schmitz, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign a Form 10-K under the Securities Act of 1933, as amended, of Cenex Harvest States Cooperatives, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

Name                          Title                             Date
----                          -----                             ----

/s/ John D. Johnson           Chief Executive Officer           November 6, 2001
--------------------------    (principal executive officer)
John D. Johnson

/s/ John Schmitz              Executive Vice President &        November 6, 2001
--------------------------    Chief Financial Officer
John Schmitz                  (principal financial officer)

/s/ Steve Burnet              Chairman of the Board             November 6, 2001
--------------------------
Steve Burnet

/s/ Bruce Anderson            Director                          November 6, 2001
--------------------------
Bruce Anderson

/s/ Robert Bass               Director                          November 6, 2001
--------------------------
Robert Bass

/s/ Curt Eischens             Director                          November 6, 2001
--------------------------
Curt Eischens

/s/ Robert Elliott            Director                          November 6, 2001
--------------------------
Robert Elliott

/s/ Robert Grabarski          Director                          November 6, 2001
--------------------------
Robert Grabarski

/s/ Jerry Hasnedl             Director                          November 6, 2001
--------------------------
Jerry Hasnedl

/s/ Glen Keppy                Director                          November 6, 2001
--------------------------
Glen Keppy

/s/ James Kile                Director                          November 6, 2001
--------------------------
James Kile

/s/ Gerald Kuster             Director                          November 6, 2001
--------------------------
Gerald Kuster

/s/ Leonard Larsen            Director                          November 6, 2001
--------------------------
Leonard Larsen

/s/ Richard Owen              Director                          November 6, 2001
--------------------------
Richard Owen

/s/ Duane Stenzel             Director                          November 6, 2001
--------------------------
Duane Stenzel

/s/ Michael Toelle            Director                          November 6, 2001
--------------------------
Michael Toelle

/s/ Richard Traphagen         Director                          November 6, 2001
--------------------------
Richard Traphagen

/s/ Merlin Van Walleghen      Director                          November 6, 2001
--------------------------
Merlin Van Walleghen

/s/ Elroy Webster             Director                          November 6, 2001
--------------------------
Elroy Webster


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